                                                                   Exhibit 99.20

               COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
                     ROLLING THIRTEEN MONTH STATISTICAL DATA
                              (DOLLARS IN MILLIONS)


                                              AUG-03       SEP-03       OCT-03       NOV-03       DEC-03       JAN-04      FEB-04
                                            ----------   ----------   ---------    ----------   ----------   ----------  ----------
LOAN PRODUCTION
  Number of Working Days in the Period              21           21           23           19           22           20          19
  Average Daily Loan Applications           $    1,808   $    1,858   $    1,564   $    1,479   $    1,339   $    1,776  $    1,968
  Mortgage Loan Pipeline (loans-in-process) $   53,576   $   47,182   $   42,650   $   38,841   $   32,969   $   38,354  $   43,760

  Loan Fundings:
     Consumer Markets Division              $   12,283   $    9,392   $    8,198   $    6,954   $    7,670   $    6,211  $    7,326
     Wholesale Lending Division                  7,222        5,632        6,235        4,725        4,902        3,844       4,801
     Correspondent Lending Division             17,870       13,225       10,908        8,598        9,390        8,240       8,518
                                            ----------------------------------------------------------------------------------------
            Total Mortgage Banking              37,375       28,249       25,341       20,277       21,962       18,295      20,645
     Capital Markets                             2,059        3,066        2,314          829        1,489        1,013       1,046
     Treasury Bank (1)                           1,541        1,802        1,310        1,100        1,698        1,312       1,582
                                            ----------------------------------------------------------------------------------------
             TOTAL LOAN FUNDINGS            $   40,975   $   33,117   $   28,965   $   22,206   $   25,149   $   20,620  $   23,273
                                            ========================================================================================

  Loan Fundings in Units:
     Consumer Markets Division                  92,465       74,566       67,213       57,058       61,031       49,154      54,962
     Wholesale Lending Division                 42,036       34,660       38,255       28,887       29,638       22,685      27,880
     Correspondent Lending Division            104,396       81,376       67,709       52,969       57,079       49,694      50,250
                                            ----------------------------------------------------------------------------------------
            Total Mortgage Banking             238,897      190,602      173,177      138,914      147,748      121,533     133,092
     Capital Markets                             6,303        9,718        9,266        4,629        6,357        4,680       3,491
     Treasury Bank (1)                          18,060       18,352       14,938       13,257       16,861       14,681      16,760
                                            ----------------------------------------------------------------------------------------
             TOTAL LOAN FUNDINGS IN UNITS      263,260      218,672      197,381      156,800      170,966      140,894     153,343
                                            ========================================================================================

  Loan Fundings:
     Purchase (2)                           $   12,571   $   12,719   $   12,366   $    9,852   $   12,115   $    9,274  $    9,226
     Non-purchase (2)                           28,404       20,398       16,599       12,354       13,034       11,346      14,047
                                            ----------------------------------------------------------------------------------------
             TOTAL LOAN FUNDINGS            $   40,975   $   33,117   $   28,965   $   22,206   $   25,149   $   20,620  $   23,273
                                            ========================================================================================

  Government Fundings                       $    2,505   $    2,093   $    1,774   $    1,370   $    1,343   $    1,161  $    1,117
  ARM Fundings                              $   10,011   $   10,072   $   10,676   $    8,487   $    9,679   $    9,478  $   10,293
  Home Equity Fundings                      $    1,697   $    1,680   $    1,752   $    1,620   $    1,805   $    1,564  $    1,637
  Subprime Fundings                         $    1,654   $    2,158   $    2,424   $    2,029   $    2,257   $    2,009  $    2,124


LOAN SERVICING (3)
  Volume                                    $  591,905   $  606,095   $  621,000   $  631,470   $  644,855   $  657,541  $  669,076
  Units                                      4,760,141    4,834,943    4,923,935    5,001,743    5,080,621    5,162,726   5,234,634

  Subservicing Volume (4)                   $   11,483   $   11,446   $   11,921   $   13,671   $   14,404   $   15,871  $   15,548
  Subservicing Units                           142,527      128,326      139,983      157,785      159,357      166,923     163,190

  Prepayments in Full                       $   25,236   $   17,463   $   14,315   $   11,403   $   11,845   $    9,387  $   13,090
  Bulk Servicing Acquisitions               $      341   $      581   $    1,845   $      144   $    1,054   $    3,706  $    3,123

  Portfolio Delinquency - CHL (5)                 3.77%        3.81%        3.54%        3.90%        3.91%        3.71%       3.71%
  Foreclosures Pending - CHL (5)                  0.46%        0.45%        0.50%        0.43%        0.43%        0.43%       0.44%


                                              MAR-04       APR-04       MAY-04       JUN-04       JUL-04       AUG-04        YTD
                                            ----------   ----------   ----------   ----------   ----------   ----------   ----------
LOAN PRODUCTION
  Number of Working Days in the Period              23           22           20           22           21           22          169
  Average Daily Loan Applications           $    2,455   $    2,041   $    1,945   $    1,905   $    2,006   $    2,051   $    2,026
  Mortgage Loan Pipeline (loans-in-process) $   57,422   $   54,836   $   49,675   $   47,317   $   48,142   $   50,024

  Loan Fundings:
     Consumer Markets Division              $    9,522   $   11,115   $    9,815   $    9,804   $    8,841   $    9,288   $   71,922
     Wholesale Lending Division                  6,993        7,727        6,208        5,913        5,376        6,102       46,964
     Correspondent Lending Division             12,029       14,362       11,986       11,560       10,405       11,152       88,252
                                            ---------------------------------------------------------------------------   ----------
            Total Mortgage Banking              28,544       33,204       28,009       27,277       24,622       26,542      207,138
     Capital Markets                             1,265          494        1,875        2,230        2,396        1,592       11,911
     Treasury Bank (1)                           2,502        2,147        1,931        2,496        2,686        2,988       17,644
                                            ---------------------------------------------------------------------------   ----------
             TOTAL LOAN FUNDINGS            $   32,311   $   35,845   $   31,815   $   32,003   $   29,704   $   31,122   $  236,693
                                            ===========================================================================   ==========

  Loan Fundings in Units:
     Consumer Markets Division                  68,664       75,880       68,759       69,912       63,813       67,019      518,163
     Wholesale Lending Division                 39,820       42,114       34,247       33,270       30,710       34,422      265,148
     Correspondent Lending Division             67,815       77,570       65,425       65,668       60,992       64,659      502,073
                                            ---------------------------------------------------------------------------   ----------
            Total Mortgage Banking             176,299      195,564      168,431      168,850      155,515      166,100    1,285,384
     Capital Markets                             5,114        1,463        6,740        8,486        9,949        6,948       46,871
     Treasury Bank (1)                          23,351       21,909       21,779       26,627       26,236       28,829      180,172
                                            ---------------------------------------------------------------------------   ----------
             TOTAL LOAN FUNDINGS IN UNITS      204,764      218,936      196,950      203,963      191,700      201,877    1,512,427
                                            ===========================================================================   ==========

  Loan Fundings:
     Purchase (2)                           $   13,127   $   13,883   $   14,575   $   17,491   $   17,541   $   17,797   $  112,914
     Non-purchase (2)                           19,184       21,962       17,240       14,512       12,163       13,325      123,779
                                            ---------------------------------------------------------------------------   ----------
             TOTAL LOAN FUNDINGS            $   32,311   $   35,845   $   31,815   $   32,003   $   29,704   $   31,122   $  236,693
                                            ===========================================================================   ==========

  Government Fundings                       $    1,530   $    1,491   $    1,235   $    1,119   $    1,039   $      961   $    9,653
  ARM Fundings                              $   13,872   $   15,739   $   15,745   $   17,259   $   17,021   $   18,278   $  117,685
  Home Equity Fundings                      $    2,088   $    2,242   $    2,272   $    2,787   $    2,838   $    3,056   $   18,484
  Subprime Fundings                         $    2,759   $    2,765   $    3,044   $    3,745   $    3,785   $    4,275   $   24,506


LOAN SERVICING (3)
  Volume                                    $  682,848   $  693,768   $  706,943   $  726,227   $  746,905   $  765,342
  Units                                      5,313,058    5,372,526    5,443,555    5,547,050    5,668,620    5,773,837

  Subservicing Volume (4)                   $   15,307   $   15,028   $   15,289   $   16,027   $   16,843   $   16,312
  Subservicing Units                           166,514      163,842      163,931      163,396      172,602      169,665

  Prepayments in Full                       $   18,317   $   23,557   $   17,593   $   14,945   $   12,430   $   13,232   $  122,551
  Bulk Servicing Acquisitions               $    2,349   $    1,122   $    1,563   $    1,634   $    4,187   $    4,626   $   22,310

  Portfolio Delinquency - CHL (5)                 3.20%        3.19%        3.49%        3.48%        3.51%        3.57%
  Foreclosures Pending - CHL (5)                  0.42%        0.38%        0.36%        0.37%        0.37%        0.35%


                                     (more)

               COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
                     ROLLING THIRTEEN MONTH STATISTICAL DATA
                              (DOLLARS IN MILLIONS)


                                             AUG-03       SEP-03       OCT-03        NOV-03      DEC-03       JAN-04       FEB-04
                                          -----------  -----------  -----------  -----------  ----------   -----------  -----------
LOAN CLOSING SERVICES (UNITS)
  Credit Reports                              492,787      499,431      518,308      420,843      405,336      533,055      547,704
  Flood Determinations                        234,552      222,890      217,134      173,044      172,325      188,682      195,380
  Appraisals                                   60,025       51,507       53,783       44,475       47,004       44,146       51,425
  Automated Property Valuation Services       349,978      358,983      399,559      314,886      319,220      333,803      356,077
  Other                                        12,566       11,769       11,457        9,741       12,096       14,750       14,218
                                          ------------------------------------------------------------------------------------------
           TOTAL UNITS                      1,149,908    1,144,580    1,200,241      962,989      955,981    1,114,436    1,164,804
                                          ==========================================================================================

CAPITAL MARKETS
  Securities Trading Volume (6)           $   255,513  $   240,154  $   208,429  $   196,586  $   179,390  $   192,618  $   221,082

BANKING
  Assets Held by Treasury Bank
      (in billions)                       $      15.1  $      16.4  $      17.1  $      17.7  $      19.4  $      20.3  $      21.8

INSURANCE
  Net Premiums Earned:
     Carrier                              $        55  $        51  $        59  $        54  $        51  $        56  $        52
     Reinsurance                                   11           10           11           13           13           12           13
                                          ------------------------------------------------------------------------------------------
           TOTAL NET PREMIUMS EARNED      $        66  $        61  $        70  $        67  $        64  $        68  $        65
                                          ==========================================================================================

GLOBAL OPERATIONS
  Global Home Loans Subservicing
     Volume (in billions)                 $        93  $        98  $       100  $       103  $       106  $       109  $       112

WORKFORCE HEAD COUNT: (7)
  Loan Originations                            20,447       19,251       18,968       18,812       18,897       18,989       19,364
  Loan Servicing                                6,002        6,111        6,087        6,098        6,069        6,017        5,870
  Loan Closing Services                         1,065          956          955          952          931          941          952
  Insurance                                     1,851        1,904        1,882        1,856        1,823        1,781        1,768
  Capital Markets                                 440          452          470          476          477          484          491
  Global Operations                             1,897        1,962        1,965        1,997        1,981        1,899        1,948
  Banking                                         808          804          787          810          813          803          823
  Corporate Overhead & Other                    3,238        3,309        3,282        3,282        3,307        3,347        3,366
                                          ------------------------------------------------------------------------------------------
           TOTAL WORKFORCE HEAD COUNT          35,748       34,749       34,396       34,283       34,298       34,261       34,582
                                          ==========================================================================================

PERIOD-END RATES
 10-Year U.S. Treasury Yield                    4.458%       3.939%       4.301%       4.322%       4.261%       4.138%       3.984%
 FNMA 30-Year Fixed Rate MBS Coupon             5.670%       5.012%       5.335%       5.410%       5.276%       5.192%       5.001%


                                            MAR-04        APR-04       MAY-04      JUN-04       JUL-04       AUG-04         YTD
                                          -----------  -----------  -----------  -----------  -----------  -----------  -----------
LOAN CLOSING SERVICES (UNITS)
  Credit Reports                              738,113      626,142      574,524      631,763      630,223      677,931    4,959,455
  Flood Determinations                        277,958      246,580      214,494      239,522      243,241      265,888    1,871,745
  Appraisals                                   69,074       65,975       58,912       59,839       62,732       74,314      486,417
  Automated Property Valuation Services       439,015      473,601      456,663      480,364      467,030      480,329    3,486,882
  Other                                        16,379       16,058       13,583       15,332       13,252       13,324      116,896
                                          ----------------------------------------------------------------------------  ------------
           TOTAL UNITS                      1,540,539    1,428,356    1,318,176    1,426,820    1,416,478    1,511,786   10,921,395
                                          ============================================================================  ============

CAPITAL MARKETS
  Securities Trading Volume (6)           $   276,738  $   274,862  $   292,116  $   314,599  $   266,645  $   240,678  $ 2,079,338

BANKING
  Assets Held by Treasury Bank
      (in billions)                       $      23.7  $      24.9  $      25.6  $      27.2  $      28.6  $      30.9

INSURANCE
  Net Premiums Earned:
     Carrier                              $        50  $        50  $        48  $        51  $        54  $        51  $       412
     Reinsurance                                   12           13           13           13           13           13          102
                                          ----------------------------------------------------------------------------  ------------
           TOTAL NET PREMIUMS EARNED      $        62  $        63  $        61  $        64  $        67  $        64  $       514
                                          ============================================================================  ============

GLOBAL OPERATIONS
  Global Home Loans Subservicing
     Volume (in billions)                 $       111  $       108  $       111  $       110  $       110  $       109

WORKFORCE HEAD COUNT: (7)
  Loan Originations                            20,529       21,696       22,400       23,035       23,114       23,680
  Loan Servicing                                5,802        5,828        5,864        5,908        5,910        5,920
  Loan Closing Services                           926          938          993        1,019        1,049        1,072
  Insurance                                     1,762        1,809        1,822        1,826        1,854        1,845
  Capital Markets                                 494          513          517          529          540          554
  Global Operations                             1,993        1,961        1,965        1,955        1,929        1,942
  Banking                                         849          888          956        1,003        1,015        1,083
  Corporate Overhead & Other                    3,389        3,441        3,529        3,660        3,814        3,889
                                          ----------------------------------------------------------------------------
           TOTAL WORKFORCE HEAD COUNT          35,744       37,074       38,046       38,935       39,225       39,985
                                          ============================================================================

PERIOD-END RATES
 10-Year U.S. Treasury Yield                    3.840%       4.499%       4.655%       4.610%       4.477%       4.130%
 FNMA 30-Year Fixed Rate MBS Coupon             4.937%       5.592%       5.752%       5.589%       5.484%       5.162%


(1) Treasury Bank funds loans for investment purposes; these loans are processed for Treasury Bank by the production divisions.

(2) Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home.

      Non-purchase fundings include first trust deed refinance loans, home equity refinance loans, and stand-alone home equity loans.

(4)   Subservicing volume for other clients.

(5) Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.

(6)   Includes trades with Mortgage Banking Division.


(7) Workforce Head Count includes full-time employees, contract, and temporary help.


                                      ###